UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment #1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2019

Commission File Number: 000-55986

MCIG, INC.
(Exact name of registrant as specified in charter)
Nevada	27-4439285
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10752 Deerwood Park Blvd, Suite 100, Jacksonville, FL	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number	570-778-6459

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory note

We are filing this Amendment #1 on Form 8-K, originally filed with the Securities and Exchange Commission on September 10, 2019 (the “Original Form 8-K”) in order to amend the Item 4.01 and add the Item 9.01.

As used in this report, the terms “Company,” “our company,” “us,” “MCIG,”, “we” and “our” refer to mCig, Inc. unless the context requires otherwise

Item 4.01 Change in Registrant’s Auditors.

          (a) Replacement of Independent Registered Public Accountant

On September 6, 2019, the Board of Directors (the “Board”) of mCig, Inc. (the “Company”) resolved to replace Dov Weinstein & Co., CPA (“Dov Weinstein”) as the Company’s independent registered public accounting firm with the accounting firm of M&K CPAS, PLLC (“M&K CPAS”).

During the year ended April 30, 2019 there were no disagreements with Dov Weinstein (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dov Weinstein, would have caused them to make reference thereto in their report on financial statements for such years.

During the year ended April 30, 2019 and through September 6, 2019, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Dov Weinstein with a copy of this report and has requested that Dov Weinstein furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the content of this report. As of the time of this filing, Dov Weinstein has not provided the Company with such letter. Upon receipt of the letter from Dov Weinstein, the Company will file the letter with the SEC by amendment to this report.

On December 15, 2019, Dov Weinstein provided the Company with the letter addressed to the SEC stating that they are in agreement with the statements contained therein and they have no basis to agree or disagree with other statements of the registrant contained therein.

          (b) Engagement of Independent Registered Public Accountant

On September 6, 2019, the Board resolved to engage the accounting firm of M&K CPAS, PLLC as the Company’s new independent registered public accounting firm.

During the most recent fiscal years ended April 30, 2019 and April 30, 2018, prior to the engagement of M&K CPAS, the Company did not consult with M&K CPAS with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; and further, M&K CPAS has not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter of Dov Weinstein &Co, CPA to the Securities and Exchange Commission dated December 15, 2019.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCIG, INC.

Date: December 16, 2019	By:	/s/ Paul Rosenberg
Paul Rosenberg, Chief Executive Officer

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